SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   April 6, 1999

                             Aqua Alliance Inc.
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             (Exact Name of Registrant as Specified in Charter)

        Delaware                   033-017921               13-3418759
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(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


30 Harvard Mill Square, Wakefield, Massachusetts               01880
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (781) 246-5200


                                 No change
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5. Other Events

            On April 6, 1999, Aqua Alliance Inc. ("AAI") announced that on April 2, 1999, three purported class action complaints were filed in the Delaware Court of Chancery against Vivendi ("Vivendi"), a wholly-owned United States subsidiary of Vivendi, AAI and each of the members of AAI's Board of Directors. The complaints relate to AAI's announcement on April 1, 1999 that Vivendi, its largest stockholder, had on such date submitted to members of a Special Committee of AAI's Board of Directors a proposal to take AAI private for $2.00 per share in cash for each outstanding share of Class A Common Stock. On April 6, 1999, AAI issued a press release concerning the filing of the complaints. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits

                  99.1 Press release of AAI dated April 6, 1999.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AQUA ALLIANCE INC.


                                By: /s/ Alain Brunais
                                   ---------------------------------
                                   Name:  Alain Brunais
                                   Title: Senior Vice President and
                                          Chief Financial Officer


Date:   April 6, 1999



                               EXHIBIT INDEX



Exhibit No.              Description                          Page No.
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  99.1         Press release of AAI dated April 6, 1999.         5